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                                                                    Exhibit 24.1


                            DIRECTORS AND OFFICERS OF
                               THE TIMKEN COMPANY

                             REGISTRATION STATEMENT

                                POWER OF ATTORNEY

         The undersigned directors and officers of The Timken Company ("Timken") hereby constitute and appoint W. R. Timken, Jr., Joseph F. Toot, Jr., Larry R. Brown, Gene E. Little and Lyle G. Ganske, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 or any other appropriate form relating to the registration of debt securities of Timken of up to $300,000,000 aggregate principal amount (or its equivalent if other than in U.S. currency), and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         EXECUTED THIS 7 day of November, 1997.


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
 /s/ W. R. Timken, Jr.                        /s/ Gene E. Little                          /s/ Martin D. Walker
-------------------------------------------  ------------------------------------------  ---------------------
W. R. Timken, Jr., Director and              Gene E. Little, Senior Vice President -     Martin D. Walker, Director
Chairman, President and Chief                Finance and Treasurer
Executive Officer

 /s/ Joseph F. Toot, Jr.                      /s/ Robert W. Mahoney                       /s/ Charles H. West
-------------------------------------------  ------------------------------------------  ---------------------
Joseph F. Toot, Jr., Director                Robert W. Mahoney, Director                 Charles H. West, Director

 /s/ Robert Anderson                          /s/ Jay A. Precourt                         /s/ Alton W. Whitehouse
-------------------------------------------  ------------------------------------------  ---------------------
Robert Anderson, Director                    Jay A. Precourt, Director                   Alton W. Whitehouse, Director

 /s/ Stanley C. Gault                         /s/ John M. Timken, Jr.
-------------------------------------------  ------------------------------------------
Stanley C. Gault, Director                   John M. Timken, Jr., Director

 /s/ J. Clayburn La Force, Jr.                /s/ Ward J. Timken
-------------------------------------------  ------------------------------------------
J. Clayburn La Force, Jr., Director          Ward J. Timken, Director and Vice
                                             President
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